JAG LARGE CAP GROWTH FUND

Class A: JLGAX Class C: JLGCX Class I: JLGIX

(the “Fund”)

June 12, 2017

The information in this Supplement amends certain information contained in the Prospectus for the Fund, dated April 2, 2017.

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The information contained in “APPENDIX A- Intermediary-Specific Sales Charge Reductions and Waivers” is hereby replaced with the following:

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

No specific intermediaries have different policies and procedures regarding the availability of sales charge reductions and waivers then those discussed in the Fund’s prospectus at this time.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated April 2, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 855-552-4596 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.